                                    EXHIBIT
                                     10.80

                                                                   EXHIBIT 10.80

                     AMENDMENT TO LINE OF CREDIT AGREEMENT

     This First Amendment to Line of Credit Agreement (the "Amendment") is made and entered into this _________________ day of June, 1994, by and between SANWA BANK CALIFORNIA (the "Bank") and ADAC LABORATORIES (the "Borrower") with respect to the following:

     This Amendment shall be deemed to be a part of and subject to that certain Line of Credit Agreement dated as of July ____, 1993, as it may be amended from time to time, and any and all addenda and riders thereto (collectively the "Agreement"). Unless otherwise defined herein, all terms used in this Amendment shall have the same meanings as in the Agreement. To the extent that any of the terms or provisions of this Amendment conflict with those contained in the Agreement, the terms and provisions contained herein shall control.

     WHEREAS, the Borrower and the Bank mutually desire to extend and/or modify the Agreement.

     NOW THEREFORE, for value received and hereby acknowledged, the Borrower and the Bank agree as follows:

          1.  EXTENSION OF EXPIRATION DATE.  The Expiration Date provided for in
Section 1.01(j) of the Agreement shall be extended to March 31, 1996.

          2. MODIFICATION OF COMPENSATING BALANCES. Section 2.14 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

               "2.14 COMPENSATING BALANCES: The Borrower shall, unless the Bank otherwise consents in writing, maintain demand deposits or market value savings deposits, provided that only 50% of all market value savings deposits maintained with Bank shall be counted against the net free compensating balances required hereunder, with the Bank with net free compensating balances in an amount equivalent to not less than $1,125,000 on an average daily basis during each calendar quarter (the "Compensating Balance Requirement"). In the event that the Compensating Balance Requirement is not met, the Borrower shall pay to the Bank, on the 30th day following the last day of each calendar quarter, a fee equivalent 3/8% per annum on the difference (if any) by which the Compensating Balance Requirement exceeded the amount of average daily balances actually maintained by the Borrower during such preceding calendar quarter, computed on a year of 360 days for actual days elapsed.

               For purposes of this paragraph, the term "net free compensating balances" mean balances excluding deposits for which funds have not yet been collected by the Bank".

          3. CHANGE IN EFFECTIVE TANGIBLE NET WORTH. Section 8.14 E of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

               "E. NET WORTH. A minimum effective tangible net worth of not less than $48,000,000 plus 50% of each prior fiscal quarter's net profit and plus 90% of the net proceeds of any new equity offerings, minus up to $6,000,000 used to repurchase or redeem the Borrower's stock prior to December 31, 1994".

          4. CONFIRMATION OF OTHER TERMS AND CONDITIONS OF THE AGREEMENT. Except as specifically provided in this Amendment, all other terms, conditions and covenants of the Agreement unaffected by this Amendment shall remain unchanged and shall continue in full force and effect and the Borrower hereby covenants and agrees to perform and observe all terms, covenants and agreements provided for in the Agreement, as hereby amended.

     IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first hereinabove written.

BANK:                                  BORROWER:

SANWA BANK CALIFORNIA                  ADAC LABORATORIES

By:__________________________          By:__________________________

_____________________________          _____________________________
        (Name/Title)                            (Name/Title)


                                       By:___________________________

                                       ______________________________
                                                (Name/Title)

                     AMENDMENT TO LINE OF CREDIT AGREEMENT

     This Second Amendment to Line of Credit Agreement (the "Amendment") is made and entered into this _________________ day of September, 1994, by and between SANWA BANK CALIFORNIA (the "Bank") and ADAC LABORATORIES (the "Borrower") with respect to the following:

     This Amendment shall be deemed to be a part of and subject to that certain Line of Credit Agreement dated as of July ____, 1993, as it may be amended from time to time, and any and all addenda and riders thereto (collectively the "Agreement"). Unless otherwise defined herein, all terms used in this Amendment shall have the same meanings as in the Agreement. To the extent that any of the terms or provisions of this Amendment conflict with those contained in the Agreement, the terms and provisions contained herein shall control.

     WHEREAS, the Borrower and the Bank mutually desire to extend and/or modify the Agreement.

     NOW THEREFORE, for value received and hereby acknowledged, the Borrower and the Bank agree as follows:

          1. MODIFICATION OF EFFECTIVE TANGIBLE NET WORTH. The definition of Effective Tangible Net Worth provided for in Section 1.01(g) of the Agreement shall be deleted in its entirety and the following substituted in lieu thereof:

               "(g) "EFFECTIVE TANGIBLE NET WORTH": shall mean the Borrower's stated net worth plus Subordinated Debt but less all intangible assets of the Borrower (i.e., goodwill, trademarks, patents, copyrights, organization expense, loans and advances to employees, affiliates or subsidiaries, investments in subsidiaries and similar intangible items, provided however, that on a consolidated basis, Effective Tangible Net Worth shall exclude from intangible assets advances to affiliates and subidiaries and investments in subsidiaries and provided further, that the Dollar amount of any judgement obtained by Elcint against the Borrower, if not already accounted for by the Borrower, shall be deemed to be an intangible)".

          2. CHANGE IN LINE OF CREDIT. All references in Section 2.01 of the Agreement to the figure "$10,000,000" shall be changed to "$20,000,000".

          3. MODIFICATION OF COMPENSATING BALANCES. Section 2.14 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

               "2.14 COMPENSATING BALANCES: The Borrower shall, unless the Bank otherwise consents in writing, maintain demand deposits or market value savings deposits, provided that only 50% of all market value savings deposits maintained with Bank shall be counted against the net free compensating balances required hereunder, with the Bank with net free compensating balances in an amount equivalent to not less than $1,500,000 on an average daily basis during each calendar quarter (the "Compensating Balance Requirement"). In the event that the Compensating Balance Requirement is not met, the Borrower shall pay to the Bank, on the 30th day following the last day of each calendar quarter, a fee equivalent 3/8% per annum on the difference (if any) by which the Compensating Balance Requirement exceeded the amount of average daily balances actually maintained by the Borrower during such preceding calendar quarter, computed on a year of 360 days for actual days elapsed.

               For purposes of this paragraph, the term "net free compensating balances" mean balances excluding deposits for which funds have not yet been collected by the Bank".

          4. CHANGE IN FINANCIAL CONDITION. Section 8.14 A through E of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

               "8.14 FINANCIAL CONDITION. Maintain at all times on a consolidated basis:

                    A. DEBT TO NET WORTH RATIO. A debt to effective tangible net worth ratio of not more than 1 to 1 at September 30, 1995 and thereafter.

                    B. CURRENT RATIO. A ratio of current assets to current liabilities of not less than 1.50 to 1 at September 30, 1995 and thereafter.

                    C. QUICK RATIO. A ratio of the sum of Liquid Assets plus accounts receivable to current liabilities of not less than 1 to 1 at September 30, 1995 and thereafter.

                    D. NET PROFIT. A minimum net profit after tax for each fiscal quarter of at least $1.00.

                    E. NET WORTH. A minimum Effective Tangible Net Worth of not less than $48,000,000 plus 50% of each prior fiscal quarter's net profit and plus 90% of the net proceeds of any new equity offerings.

                    F. WORKING CAPITAL. A minimum working capital of not less than $20,000,000 at September 30, 1995 and thereafter.

               Maintain at all times on a unconsolidated basis:

                    A. NET WORTH. A minimum effective tangible net worth of not less than $34,000,000 plus 50% of each prior fiscal quarter's net profit and plus 100% of the net proceeds of any new equity offerings.

                    B. WORKING CAPITAL. A minimum working capital of not less than $15,000,000".


          5. CONFIRMATION OF OTHER TERMS AND CONDITIONS OF THE AGREEMENT. Except as specifically provided in this Amendment, all other terms, conditions and covenants of the Agreement unaffected by this Amendment shall remain unchanged and shall continue in full force and effect and the Borrower hereby covenants and agrees to perform and observe all terms, covenants and agreements provided for in the Agreement, as hereby amended.

     IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first hereinabove written.

BANK:                                  BORROWER:

SANWA BANK CALIFORNIA                  ADAC LABORATORIES

By:_________________________           By:_________________________

____________________________           _____________________________
        (Name/Title)                           (Name/Title)


                                       By:__________________________


                                       ______________________________
                                                (Name/Title)

                     AMENDMENT TO LINE OF CREDIT AGREEMENT

     This Third Amendment to Line of Credit Agreement (the "Amendment") is made and entered into this _________________ day of January, 1995, by and between SANWA BANK CALIFORNIA (the "Bank") and ADAC LABORATORIES (the "Borrower") with respect to the following:

     This Amendment shall be deemed to be a part of and subject to that certain Line of Credit Agreement dated as of August 12, 1993, as it may be amended from time to time, and any and all addenda and riders thereto (collectively the "Agreement"). Unless otherwise defined herein, all terms used in this Amendment shall have the same meanings as in the Agreement. To the extent that any of the terms or provisions of this Amendment conflict with those contained in the Agreement, the terms and provisions contained herein shall control.

     WHEREAS, the Borrower and the Bank mutually desire to extend and/or modify the Agreement.

     NOW THEREFORE, for value received and hereby acknowledged, the Borrower and the Bank agree as follows:

          1. MODIFICATION OF EFFECTIVE TANGIBLE NET WORTH. The definition of Effective Tangible Net Worth provided for in Section 1.01(g) of the Agreement shall be deleted in its entirety and the following substituted in lieu thereof:

               "(g) "EFFECTIVE TANGIBLE NET WORTH": shall mean the Borrower's stated net worth plus Subordinated Debt but less all intangible assets of the Borrower (i.e., goodwill, trademarks, patents, copyrights, organization expense, loans and advances to employees, affiliates, subsidiaries or Community Health Computing Corporation, investments in subsidiaries or Community Health Computing Corporation, any tax-defered assets and similar intangible items, provided however, that on a consolidated basis, Effective Tangible Net Worth shall exclude from intangible assets advances to affiliates and subidiaries and investments in subsidiaries)".

          2. MODIFICATION OF INTEREST RATE. All references to the timing of payment of interest on Variable Rate Advances and Cost of Funds Advances in
Section 2.04 of the Agreement shall be deleted in their entirety and the following shall be substituted in lieu thereof:

               "Interest on Variable Rate Advances and Cost of Funds Advances shall be paid in Dollars in monthly installments commencing on the first day of the month following the date of the first such Advance and continuing on the first day of each month thereafter".

          3. CHANGE IN REPORTING REQUIREMENTS. A new Section 8.06 D. is added to the Agreement as follows:

               "D. COMPLIANCE. Concurrently with the delivery of any financial statement hereunder, the Borrower shall provide the Bank with a compliance certificate, certifying compliance with all of the terms of this Agreement, executed by the chief financial officer or other financial officer of the Borrower".

          4. MODIFICATION OF MERGERS AND ACQUISITIONS. Section 8.01 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

               "8.01 PRESERVATION OF EXISTENCE; COMPLIANCE WITH APPLICABLE LAWS. Maintain and preserve its existence and all rights and privileges now enjoyed; not liquidate or dissolve, merge or consolidate with or into, or acquire any other business organization other than up to $20,600,000 for the assets or the going concern of Community Health Computing Corporation; and conduct its business in accordance with all applicable laws, rules and regulations except where such failure to so conduct its business would not have a material adverse affect upon the Borrower's business as a whole or its financial condition".

          5. CHANGE IN INDEBTEDNESS. Section 8.09 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

               "8.09 ADDITIONAL INDEBTEDNESS. Not, after the date hereof, create, incur or assume, directly or indirectly, any liability or indebtedness other than (i) indebtedness owed or to be owed to the Bank and indebtedness owed or to be owed to ABN-Amro Bank N.V. or (ii) indebtedness to trade creditors incurred in the ordinary course of the Borrower's business or (iii) guarantees of indebtedness of up to $1,500,000 in any one fiscal year in connection with equipment leases to Borrower's customers in South America".

          6. MODIFICATION OF LOANS. Section 8.10 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

               "8.10 LOANS. Not make any loans or advances or extend credit to any third person, including, but not limited to, directors, officers, shareholders, partners, employees, affiliated entities or subsidiaries of the Borrower, except for credit extended in the ordinary course of the Borrower's business as presently conducted, except (i) up to an aggregate amount of unsecured credit not exceeding $500,000 in any one fiscal year and (ii) up to an aggregate amount of credit secured by Borrower's stock not exceeding $1,500,000 in any one fiscal year and (iii) up to $20,600,000 in the aggregate in loans and advances to Community Health Computing Corporation".

          7. CHANGE IN FINANCIAL CONDITION. Section 8.14 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

               "8.14 FINANCIAL CONDITION. Maintain at all times on a consolidated basis:

                    A. DEBT TO NET WORTH RATIO. A Debt to Effective Tangible Net Worth ratio of not more than 1.75 to 1.

                    B. CURRENT RATIO. A ratio of current assets to current liabilities of not less than 1.25 to 1.

                    C. QUICK RATIO. A ratio of the sum of Liquid Assets plus accounts receivable to current liabilities of not less than .90 to 1 from the date hereof through September 29, 1995 and 1 to 1 at September 30, 1995 and thereafter.

                    D. NET PROFIT. A minimum net profit after tax for each fiscal quarter of at least $1.00.

                    E. NET WORTH. A minimum Effective Tangible Net Worth of not less than $37,500,000.

                    F. WORKING CAPITAL. A minimum working capital of not less than $15,000,000 from the date hereof through September 29, 1995 and $20,000,000 at September 30, 1995 and thereafter.

               Maintain at all times on a unconsolidated basis (U.S. operations only):

                    A. NET WORTH. A minimum Effective Tangible Net Worth of not less than $34,000,000.

                    B. WORKING CAPITAL. A minimum working capital of not less than $15,000,000".

          8. CHANGE IN CONTROL. Section 9.08 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

               "9.08 CHANGE IN OWNERSHIP. There shall occur a sale or transfer to (whether voluntary or involuntary), or an agreement shall be entered into to do so with, any Person or group of Persons (as such terms are defined pursuant to Federal securities laws) who would own more than 40% of the issued and outstanding capital stock of the Borrower and, as a result thereof, such Person or group of Persons has the ability to direct or cause the direction of the management and policies of the

               Borrower or more than 50% of the members of the board of directors of the Borrower shall be changed, other than as a result of death or retirement".

          9. CONFIRMATION OF OTHER TERMS AND CONDITIONS OF THE AGREEMENT. Except as specifically provided in this Amendment, all other terms, conditions and covenants of the Agreement unaffected by this Amendment shall remain unchanged and shall continue in full force and effect and the Borrower hereby covenants and agrees to perform and observe all terms, covenants and agreements provided for in the Agreement, as hereby amended.

     IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first hereinabove written.

BANK:                                  BORROWER:

SANWA BANK CALIFORNIA                  ADAC LABORATORIES

By:_______________________________     By:_________________________________

   JEFFREY D. BRYAN, VICE PRESIDENT       DENNIS MAHONEY, VICE PRESIDENT-FINANCE
                                          AND CHIEF FINANCIAL OFFICER
               (Name/Title)                      (Name/Title)

                     AMENDMENT TO LINE OF CREDIT AGREEMENT

     This Fourth Amendment to Line of Credit Agreement (the "Amendment") is made and entered into as of this 29th day of September, 1995, by and between SANWA BANK CALIFORNIA (the "Bank") and ADAC LABORATORIES (the "Borrower") with respect to the following:

     This Amendment shall be deemed to be a part of and subject to that certain Line of Credit Agreement dated as of August 12, 1993, as it may be amended from time to time, and any and all addenda and riders thereto (collectively the "Agreement"). Unless otherwise defined herein, all terms used in this Amendment shall have the same meanings as in the Agreement. To the extent that any of the terms or provisions of this Amendment conflict with those contained in the Agreement, the terms and provisions contained herein shall control.

     WHEREAS, the Borrower and the Bank mutually desire to extend and/or modify the Agreement.

     NOW THEREFORE, for value received and hereby acknowledged, the Borrower and the Bank agree as follows:

          1. CHANGE IN INDEBTEDNESS. Section 8.09 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

               "8.09 ADDITIONAL INDEBTEDNESS. Not, after the date hereof, create, incur or assume, directly or indirectly, any liability or indebtedness other than (i) indebtedness owed or to be owed to the Bank and indebtedness owed or to be owed to ABN-Amro Bank N.V. or (ii) indebtedness to trade creditors incurred in the ordinary course of the Borrower's business or (iii) guarantees of indebtedness of up to $20,000,000 in any one fiscal year in connection with equipment financing to Borrower's customers in South America".

          2. MODIFICATION OF LIENS. Section 8.11 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

               "8.11 LIENS AND ENCUMBRANCES. Not create, assume or permit to exist any security interest, encumbrance, mortgage, deed of trust or other lien including, but not limited to, a lien of attachment, judgment or execution) affecting any of the Borrower's properties, or execute or allow to be filed any financing statement or continuation thereof affecting any such properties, except for Permitted Liens and as otherwise provided in this Agreement and except for a security interest in accounts receivable of the Borrower of up to $3,000,000 in favor of Imperial Bank", which lien shall be junior to Bank's lien.

          3. CHANGE IN FINANCIAL CONDITION. Section 8.14 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

               "8.14 FINANCIAL CONDITION. Maintain at all times on a consolidated basis:

                    A. DEBT TO NET WORTH RATIO. A Debt to Effective Tangible Net Worth ratio of not more than 1.75 to 1.

                    B. CURRENT RATIO. A ratio of current assets to current liabilities of not less than 1.40 to 1.

                    C. QUICK RATIO. A ratio of the sum of Liquid Assets plus accounts receivable to current liabilities of not less than .80 to 1.

                    D. NET PROFIT. A minimum net profit after tax for each fiscal quarter of at least $1.00.

                    E. NET WORTH. A minimum Effective Tangible Net Worth of not less than $37,500,000.

                    F. WORKING CAPITAL. A minimum working capital of not less than $15,000,000.

     Maintain at all times on a unconsolidated basis (U.S. operations only):

                    G. NET WORTH. A minimum Effective Tangible Net Worth of not less than $34,000,000.

                    H. WORKING CAPITAL. A minimum working capital of not less than $15,000,000".

          4. SALES WITH RECOURSE. A new Section 8.18 is added to the Agreement as follows:

               "8.18 SALES WITH RECOURSE. Not allow sales terms with recourse by the Borrower's customers to Borrower of more than $20,000,000 in any one fiscal year".

          5. CONFIRMATION OF OTHER TERMS AND CONDITIONS OF THE AGREEMENT. Except as specifically provided in this Amendment, all other terms, conditions and covenants of the Agreement unaffected by this Amendment shall remain unchanged and shall continue in full force and effect and the Borrower hereby covenants and agrees to perform and observe all terms, covenants and agreements provided for in the Agreement, as hereby amended.

     IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first hereinabove written.

BANK:                                    BORROWER:

SANWA BANK CALIFORNIA                    ADAC LABORATORIES

By:________________________________      By:__________________________________
   JEFFREY D. BRYAN, VICE PRESIDENT         ANDRE SIMONE, VICE PRESIDENT-FINANCE
          (Name/Title)                                (Name/Title)



                                      -2-